EXHIBIT 10.1

                             MTM TECHNOLOGIES, INC.

                                 AMENDMENT NO. 2
                                       TO
                               PURCHASE AGREEMENT

         This Amendment No. 2 (this "Amendment No.2") to the Purchase Agreement dated December 7, 2004, as amended by that certain Amendment No. 1 to Purchase Agreement, dated March 11, 2005 (the "Purchase Agreement"), among MTM Technologies, Inc., a New York corporation (the "Company"), and the purchasers listed on Schedule I thereto, each of which is referred to as a "Purchaser", and, collectively, as the "Purchasers", is entered into as of November 22, 2005.

Background

         WHEREAS, the Company wishes to sell and issue warrants to the Purchasers in consideration for the Purchasers agreement to purchase the Series A-5 Preferred Stock; and

         WHEREAS, the Purchasers have agreed to purchase the Series A-5 Preferred Stock and wish to purchase the Series A-5 Warrants in connection with their purchase of the Series A-5 Preferred Stock, each in the amounts set forth opposite their names on Schedule I attached hereto;

         NOW, THEREFORE, in consideration of the mutual premises and agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       Amendments.
         ----------

         (a) The third recital of the Purchase Agreement shall be amended to read as follows:

               After the text that reads "(the "Series A-5 Preferred Stock" and, together with the Series A-4 Preferred Stock, the "New Series A Preferred Stock")" and before the text that reads "and such Additional Purchaser shall purchase such Series A-5 Notes from the Company on the terms and conditions set forth herein" the following text shall be added:

               "and detachable warrants to purchase up to 450,000 shares (as such amount may be adjusted in accordance with the terms thereof) of Common Stock (the "Series A-5 Warrants")."

         (b) Following the ninth recital of the Purchase Agreement a new recital shall be added and shall read as follows:

               "WHEREAS, the shareholders of the Company holding in the aggregate a majority of the outstanding shares of the (i) Old Series A Preferred Stock, (ii) the Series A-4 Preferred Stock, each voting on an as converted basis, and (iii) Common Stock, voting together as a single class, shall be bound to vote in favor of the issuance and exercise of the Series A-5 Warrants and the issuance of any Common Stock issuable upon conversion or exercise thereof, pursuant to a voting agreement in substantially the form attached hereto as Exhibit C-1 (the "Series A-5 Warrants Voting Agreement")."

         (c) Section 1.1(b)(ii) of the Purchase Agreement shall be amended to read as follows:

         The text that reads "(y) the Series A-5 Purchased Shares in each case to be issued and sold on such Subsequent Closing Date" shall be deleted in its entirety and replaced with the following:

               "(y) the Series A-5 Purchased Shares and Series A-5 Warrants, substantially in the form attached hereto as Exhibit E-3, in each case to be issued and sold on such Subsequent Closing Date"

         (d) Section 1.4(a) to the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

               "At any time and from time to time, but in no event later than twelve (12) months after the Initial Closing Date, each Additional Purchaser, may, in its sole discretion, purchase (the "Series A-5 Purchaser Option") and require the Company to sell and issue at one or more subsequent closings (any purchase under this Section 1.4(a) or Section 1.4(b) collectively referred to as, the "Series A-5 Subsequent Closing" or the "Series A-5 Subsequent Closings"), Series A-5 Purchased Shares (issued and sold at the Original Issue Price) in an aggregate amount of not less than $2,500,000, as set forth in the Series A-5 Notice of Exercise. At least 15 days prior to each such Series A-5 Subsequent Closing, such Additional Purchaser shall give to the Company a written notice (the "Series A-5 Notice of Exercise") which sets forth the aggregate amount Series A-5 Purchased Shares that such Additional Purchaser desires to purchase on such Series A-5 Subsequent Closing Date. At such Series A-5 Subsequent Closing, subject to the terms hereof, the Company shall sell and issue and such Additional Purchasers shall purchase the Series A-5 Purchased Shares specified in such Series A-5 Notice of Exercise. The aggregate purchase price of Series A-5 Purchased Shares issued pursuant to Sections 1.4(a) and (b) at all of the Series A-5 Subsequent Closings shall not exceed $15,000,000; provided, that Pequot may purchase an aggregate amount of $10,000,000 of such Series A-5 Purchased Shares at such Series A-5 Subsequent Closings and Constellation may purchase an aggregate amount of $5,000,000 of such Series A-5

               Purchased Shares at such Series A-5 Subsequent Closings. Notwithstanding the foregoing and to the greatest extent permissible by applicable securities law, the Additional Purchasers who are parties to this Agreement as of the Initial Closing Date may reallocate their respective purchase price percentages with respect to the amounts of Series A-5 Purchased Shares at any such Series A-5 Subsequent Closing may be agreed upon by such Additional Purchasers; provided, that, prior to the applicable Subsequent Closing Date, such Additional Purchasers have provided the Company with timely notice of such reallocation."

         (e) Section 1.4 of the Purchase Agreement shall be amended to add the following at the end thereof:

               "(b) At any time and from time to time, but in no event later than February 10, 2006, and provided that the Company has entered into a loan agreement with Columbia Partners, L.L.C. Investment Management, in its capacity as agent and authorized representative of the National Electrical Benefit Fund in the amount of $25,000,000, the Company may request that the Additional Purchasers purchase from the Company at a Series A-5 Subsequent Closing, (i) Series A-5 Purchased Shares (issued and sold at the Original Issue Price) for an aggregate purchase price of $10,000,000 and (ii) 450,000 Series A-5 Warrants. At least five (5) days prior to such Series A-5 Subsequent Closing, the Company shall give to the Additional Purchasers a written notice (the "Series A-5 Notice of Purchase") which sets forth such Series A-5 Subsequent Closing Date. At such Series A-5 Subsequent Closing, subject to the terms hereof, the Company shall sell and issue and such Additional Purchasers shall purchase the Series A-5 Purchased Shares and Series A-5 Warrants in the amounts set forth opposite their names on Schedule I attached hereto. Notwithstanding the foregoing and to the greatest extent permissible by applicable securities law, the Additional Purchasers who are parties to this Agreement as of the date of this Amendment No.2 may reallocate their respective purchase price percentages with respect to the amounts of Series A-5 Purchased Shares and Series A-5 Warrants at any such Series A-5 Subsequent Closing may be agreed upon by such Additional Purchasers; provided, that, prior to the applicable Subsequent Closing Date, such Additional Purchasers have provided the Company with timely notice of such reallocation. The obligations of each Additional Purchaser under this Section 1.4(b) shall be independent and not joint and several."

         (f) Section 1.5 of the Purchase Agreement shall be amended to read as follows:

               The text that reads "(y) the Series A-5 Notes or Series A-5 Purchased Shares, then the other Additional Purchaser may purchase the Purchased Securities set forth in such notice on the terms and conditions set forth in this Agreement prior to the expiration of such applicable Purchase Option." shall be deleted in its entirety and replaced with the following:

               "(y) the Series A-5 Purchased Shares and Series A-5 Warrants, then the other Additional Purchaser may purchase the Purchased Securities set forth in such notice on the terms and conditions set forth in this Agreement prior to the expiration of such applicable Purchase Option."

         (g) Section 1.6 of the Purchase Agreement shall be deleted in its entirety and replaced with the following:

               "The Company agrees to use the net proceeds from the sale and issuance of the Series A-3 Purchased Shares, Notes, Purchased Shares, the Series A-4 Warrants and the Series A-5 Warrants (together, the "Purchased Securities") pursuant to this Agreement for working capital, acquisition of assets or equity interests in other entities and other general corporate purposes."

         (h)   Section 1.8 shall be amended to read as follows:

               The text that reads "(iii) whether or not Shareholder Approval has been obtained, at any Series A-4 Subsequent Closing Date, Additional Warrants for the number of shares of Common Stock equal to 20% of the number of shares of Common Stock issued or issuable on conversion of Series A-4 Preferred Stock issued or issuable on conversion of such Additional Purchaser's Series A-4 Second Tranche Notes purchased on such Subsequent Closing Date" shall be deleted in its entirety and replaced with the following:

                "(iii) whether or not Shareholder Approval has been obtained,
               (a) at any Series A-4 Subsequent Closing Date, Additional Warrants for the number of shares of Common Stock equal to 20% of the number of shares of Common Stock issued or issuable on conversion of Series A-4 Preferred Stock issued or issuable on conversion of such Additional Purchaser's Series A-4 Second Tranche Notes purchased on such Subsequent Closing Date or (b) at any Series A-5 Subsequent Closing Date, such number of Series A-5 Warrants to be issued pursuant to Section 1.4(b)."

         (i) Section 3.3 shall be shall be deleted in its entirety and replaced with the following:

               "Each of the Company and the Subsidiary Guarantors has all requisite corporate power and authority to execute and deliver the Transaction Documents and this Amendment No.2 to which it is a party. The Company and each Subsidiary Guarantor has all requisite corporate power and authority to carry out and perform its obligations under the terms of the Transaction

               Documents and this Amendment No.2 to which it is a party. The Company has all requisite corporate power and authority to sell and issue the Series A-4 Preferred Stock and Series A-5 Preferred Stock and the Common Stock issuable upon conversion of such Series A-4 Preferred Stock or Series A-5 Preferred Stock and the exercise of the Warrants, the Additional Warrants and Series A-5 Warrants (such Series A-4 Preferred Stock, Series A-5 Preferred Stock and Common Stock are, together, the "Conversion Shares"). The Conversion Shares have been duly reserved for issuance and when issued will be duly and validly issued, fully paid and nonassessable."

         (j) Section 5.1(a) of the Purchase Agreement shall be shall be deleted in its entirety and replaced with the following:

               "Representations and Warranties. The representations and warranties of the Company contained in Section 3 shall be true and correct on and as of such Closing with the same force and effect as though such representations and warranties had been made on and as of the date of such Closing except as a result of events and changes thereto that do not result in a Material Adverse Effect (except where such representation is made as of a specific date, it shall be true and correct as of such date except as a result of events and changes thereto that do not result in a Material Adverse Effect).

         (k) Section 5.3(c) of the Purchase Agreement shall be shall be deleted in its entirety and replaced with the following:

               "Additional Warrants and Series A-5 Warrants. With respect to any Series A-4 Subsequent Closing in accordance with Section 1.3(b), the Company shall deliver to each Additional Purchaser its respective Additional Warrants, and with respect to any Series A-5 Subsequent Closing in accordance with Section 1.4(b), the Company shall deliver to each Additional Purchaser its respective Series A-5 Warrants."

         (l) Section 5.4(a) of the Purchase Agreement shall be shall be deleted in its entirety and replaced with the following:

               "Representations and Warranties. The representations and warranties of the Additional Purchasers contained in Section 4 shall be true and correct in all material respects on and as of such Closing (except where another date or period of time is specifically stated herein for a representation or warranty and in such case such representation or warranty shall be true and correct in all material respects on and as of such date) with the same force and effect as though such representations and warranties had been made on and as of the date of such Closing; provided, however, that representations and warranties that contain a materiality qualification shall be true and correct in all respects."

         (m) The following definitions shall be added to Section 10 of the Purchase Agreement:

               (i) ""Series A-5 Notice of Purchase" shall have the meaning ascribed to it in Section 1.4(b)." This definition shall be inserted after the definition of "Series A-5 Notice of Exercise."

               (ii) ""Series A-5 Warrants Voting Agreement" shall have the meaning ascribed to it in the recitals." This definition shall be inserted after the definition of "Series A-5 Purchased Shares."

               (iii) ""Series A-5 Warrants" shall have the meaning ascribed to it in the recitals." This definition shall be inserted before the definition of "Series A-5 Warrants Voting Agreement."

         (n) The following Section 11.5 shall be added after Section 11.4 of the Purchase Agreement:

               "11.5 Additional Shareholder Approval. At or before the next regular annual meeting for the election of directors the Company shall use its best efforts to hold a meeting of the Company's shareholders in compliance with the rules of the SEC regarding proxies, consents and authorizations of shareholders in Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder and shall make all appropriate filings related thereto (including, without limitation, the filing of any effective proxy statement) with the SEC to give effect thereto, to approve the issuance and exercise of the Series A-5 Warrants and the issuance of the Common Stock issuable upon conversion or exercise thereof. The Company shall use its reasonable commercial efforts to deliver to the Purchasers a copy of such proxy statement and any amendments and supplements thereto at least five days prior to the filing thereof with the SEC."

         (o) Section 12.6(c) of the Purchase Agreement shall be shall be deleted in its entirety and replaced with the following:

               "if to the Company, to MTM Technologies, Inc., 1200 Highridge Road, Stamford, CT 06905, Attention: General Counsel, facsimile number (203) 975-3701, or at such other address or facsimile number as the Company shall have furnished in writing to the Purchasers, with a copy to Thelen Reid & Priest LLP, 875 Third Avenue, New York, New York 10022, Attention: E. Ann Gill, facsimile number (212) 603.2001.

2. Waiver of Preemptive Rights. The Purchasers hereby waive all preemptive rights of such Purchaser under (i) the Company's Restated Certificate of Incorporation, as amended and (ii) all warrants of the Company owned by such Purchaser in each case, in connection with the issuance of the Series A-5 Preferred Stock, the Series A-5 Warrants and the issuance of warrants of the Company pursuant to the Credit Agreement to be executed and delivered by the Company, certain of its subsidiaries and Columbia Partners, L.L.C. Investment Management and National Electrical Benefit Fund.

3. Entire Agreement. This Amendment No.2 and the Purchase Agreement are to be read together as one instrument. The Purchase Agreement shall remain in full force and effect, except as modified hereby.

4. Governing Law. This Amendment No.2 is made pursuant to, and shall be governed by and construed in accordance with, the laws of the State of New York, other than provisions thereof relating to conflicts of law.

5. Counterparts. This Amendment No.2 may be executed in any number of counterparts, each of which shall be considered an original and which shall together constitute one instrument.

7. Headings. The titles and subtitles used in this Amendment No.2 are used for convenience only and are not to be considered in construing or interpreting this Amendment No.2.


                  [Remainder of this page intentionally blank]

         IN WITNESS WHEREOF, the parties have executed this Amendment No.2 as of the date first above written.

                                            The Company:
                                            ------------

                                            MTM TECHNOLOGIES, INC.

                                            By: /s/ Francis J. Alfano
                                                --------------------------------
                                                Name:  Francis J. Alfano
                                                Title: Chief Executive Officer


             Signature Page to Amendment No. 2 to Purchase Agreement

                                            The Purchasers:

                                            PEQUOT PRIVATE EQUITY FUND III, L.P.

                                            By:   Pequot Capital Management,
                                                  Inc., its Investment Manager

                                            By: /s/ Aryeh Davis
                                                --------------------------------
                                                Name:  Aryeh Davis
                                                Title: General Counsel


                                            PEQUOT OFFSHORE PRIVATE EQUITY
                                            PARTNERS III, L.P.

                                            By:   Pequot Capital Management,
                                                  Inc., its Investment Manager

                                            By: /s/ Aryeh Davis
                                                --------------------------------
                                                Name:  Aryeh Davis
                                                Title: General Counsel


                                            CONSTELLATION VENTURE CAPITAL II,
                                            L.P.

                                            By:   Constellation Ventures
                                                  Management II, LLC
                                                  Its General Partner

                                            By: /s/ Thomas Wasserman
                                                --------------------------------
                                                Name:  Thomas Wasserman
                                                Title: Vice President


                                            CONSTELLATION VENTURE CAPITAL
                                            OFFSHORE II, L.P.

                                            By:   Constellation Ventures
                                                  Management II, LLC
                                                  Its General Partner

                                            By: /s/ Thomas Wasserman
                                                --------------------------------
                                                Name:  Thomas Wasserman
                                                Title: Vice President


             Signature Page to Amendment No. 2 to Purchase Agreement

                                            THE BSC EMPLOYEE FUND VI, L.P.


                                            By:   Constellation Ventures
                                                  Management II, LLC
                                                  Its General Partner

                                            By: /s/ Thomas Wasserman
                                                --------------------------------
                                                Name:  Thomas Wasserman
                                                Title: Vice President


                                            CVC II PARTNERS, LLC

                                            By:   The Bear Stearns Companies
                                                  Inc.
                                                  Its Managing Member

                                            By: /s/ Thomas Wasserman
                                                --------------------------------
                                                Name:  Thomas Wasserman
                                                Title: Vice President


             Signature Page to Amendment No. 2 to Purchase Agreement

                                   SCHEDULE I
                             SCHEDULE OF PURCHASERS

==========================================================================================================
NAME OF PURCHASER                                         SERIES A-5             NUMBER OF WARRANT
                                                        PREFERRED STOCK               SHARES(1)
----------------------------------------------------------------------------------------------------------
Pequot Private Equity Fund III, L.P.                         2,292,252                   335,242
----------------------------------------------------------------------------------------------------------
Pequot Offshore Private Equity Partners III, L.P.             323,133                    47,258
----------------------------------------------------------------------------------------------------------
Constellation Venture Capital II, L.P.                        230,416                    33,698
----------------------------------------------------------------------------------------------------------
Constellation Venture Capital Offshore II, L.P.               122,617                    17,933
----------------------------------------------------------------------------------------------------------
The BSC Employee Fund VI, L.P.                                102,751                    15,027
----------------------------------------------------------------------------------------------------------
CVC Partners II, LLC                                           5,754                       842
----------------------------------------------------------------------------------------------------------
Totals                                                       3,076,923                   450,000
==========================================================================================================

------------
(1) Subject to adjustments in accordance with the terms of the Warrants.
